Faraday Future Intelligent Electric Inc. Management Presentation June 2022 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

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© 2022 FARADAY FUTURE
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© 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2 Today’s Speaker Dr. Carsten Breitfeld Global CEO • Automotive industry executive with 25+ years of experience • Served 10+ years as Group Vice President and Head of i8 vehicle program at BMW • Co-founded and served as Chairman and CEO of BYTON Dr. Breitfeld is a world-renowned expert in electric mobility with a Ph.D. in mechanical engineering from the University of Hannover. Dr. Breitfeld is a veteran in the automotive industry and held various positions with BMW Group for approximately 20 years, including serving as its Group Vice President and Head of the i8 Vehicle Program, which developed the i8 luxury plug-in hybrid model. His leadership helped launch the BMW i8 successfully in just 38 months. The model surpassed vehicle standards in performance, materials used, efficiency of development, and set new benchmarks in the auto industry. From July 2016 to January 2019, Dr. Breitfeld was the Co-Founder, Chief Executive Officer, and Chairman of the Board of BYTON, a Chinese electric vehicle startup with operations in multiple countries.

© 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 3 Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. (1) VPA = Variable Platform Architecture. (2) NEDC refers to the New European Driving Cycle emissions and fuel consumption measurements. (3) SLMD = Smart Last Mile Delivery. Faraday Future: A Story of Perseverance & Progress Product Portfolio: FF 91 SERIES — First production vehicle and flagship model — Class defining luxury, performance, technology, connectivity and personalized user experience — 3 motor FF 91 Futurist with ~350 miles EPA range, ~720 km NEDC range(2) — 2 motor FF 91 standard with ~370 miles EPA range, ~780 km NEDC Range(2) — 3 motor FF 91 Futurist 0-60 mph in <2.5 sec FF 81 SERIES — Premium, mass-market electric vehicle — >60% parts commonality with FF 91 — Designed for high volume manufacturing FF 71 SERIES — Mass-market vehicle — Industry-leading connectivity, technology and interior configurations SMART LAST MILE DELIVERY — SLMD(3) is purpose-built for advanced logistics companies — Platform approach allows rapid speed to market Company Overview: Company History: Founded in 2014 with a unique vision for the future of mobility Headquarters: Los Angeles, CA Global Employees: ~745 employees; ~500 in the US; ~450 global engineers Intellectual Property: Technological and competitive differentiation independently verified by third party consultant research; technology protected through ~650 issued patents Hybrid Manufacturing Strategy: — 1.1 million square foot manufacturing facility in Hanford, CA — Contract manufacturing agreement in South Korea with Myoung Shin — Assessing alternatives for a future Chinese manufacturing presence Dual Home Markets: Deep cultural roots in both US and China provide competitive advantage across two of the largest EV markets Direct Sales Approach: Online with targeted in-person experience centers across target markets such as US, China, Europe, etc. (first center in Beverly Hills, CA set to open in late 2022), and FF partner stores Built Leveraging the FF VPA Platform(1)

4 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL Select Features — 3 motor FF 91 Futurist with ~350 miles EPA range, ~720 km NEDC range(1) — 2 motor FF 91 with ~370 miles EPA range, ~780 km NEDC Range(1) — 0-60 mph in <2.5 sec (3 motor FF 91 Futurist) — 1,050 hp (3 motor configuration) — DC fast-charging capability among industry leaders — All-wheel drive, all-wheel steering, and torque vectoring(2) Driven by Industry-Leading Performance and Luxury — Mobile connectivity powered by three 5G Modems — NASA-inspired Zero Gravity seats with industry-leading 60° recline — Over 100” of high-resolution viewing area across 11 displays — Designed to fully comply with US, European and Chinese safety and regulatory standards Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. (1) NEDC refers to the New European Driving Cycle emissions and fuel consumption measurements weighed to calculate vehicle range. (2) All-wheel steering and torque vectoring reflect post-launch upgrades.

Built Around Performance and Comfort that Stands Out vs. The Competition

Top Tier Performance

Horsepower

Tesla Model X Plaid	FF 91	Lucid Air Dream Edition
1,020	1,050	1,111

FF 91 **one of only three** consumer EV brands with 1,000+ horsepower

0 to 60 mph (seconds)

Lucid Air Dream Edition	FF 91	Tesla Model X Plaid
Est. Curb Weight: 5,282	Est. Curb Weight: 6,314	Est. Curb Weight: 5,594
2.5	<2.5	<2.5

FF 91 **one of only two** consumer EVs with 0 – 60 time <2.5 secs despite weighing ~1k+ lbs more than peers

Unrivaled Comfort

Rear Seat Recline Angle (degrees)



Fixed
Taycan
Fixed
Model S Plaid / X
NA(1)
Air Dream Edition
27
Phantom
40
Bentayga
43
7 Series
43
S Maybach
60
FF 91

Rear Leg Room (inches)



35.5
Model S
37.4
Air Dream Edition
37.6
Alpina XB7
38.7
Model X
39.1
E-TRON 55 QUATTRO
39.3
Range Rover
40.9
Bentayga
48.9
FF 91
49.1
S Maybach

Source: Based on passenger car data provided on company websites, auto industry resources (carbuzz, autoweek, cnet, motor authority, EV specifications, Car & Driver) and media releases as of May 18, 2022.

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

(1) Stated recline angle for Lucid's Executive Seats ~55-degrees, however, reclining capability has yet to be officially released for consumer purposes.

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PROPRIETARY AND CONFIDENTIAL

Revolutionary and Immersive Driving Experience... Coupled with an Unsurpassed Passenger Experience

In the driver's seat:

- Six driver-specific screens including an ultra-large heads-up display and slim instrument cluster
- On-screen gesturing with a swipe of your fingers across the Center Information Display for distraction-free driving
- Voice-first foundation supporting complex commands
  - ➢ *"Find me a restaurant near Palo Alto with 5-star ratings and outdoor seating"*

In the passenger seats:

- Facial recognition in each seating zone automatically loads FFID[1] profiles and user-specific personal preferences
- Mobile connectivity powered by Super Mobile AP (three modems)[2]
- 17" front passenger screen and an immersive 27" rear passenger display, allowing users to stream their favorite movies, TV shows and live sports while FF 91 is in motion without driver distraction







Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
(1) FFID is a unique Faraday Future user profile that ensures a consistent experience across the FF Ecosystem, recognizing the user no matter where they are or which FF vehicle they are driving.
(2) Super Mobile AP consists of 3 modems to realize aggregated high Internet speed and great coverage by multi carriers.

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Highly Differentiated Technology Position

1 Variable Platform Architecture (VPA)



- Provides >60% component carryover
- Increased speed to market
- Significant cost savings
- Ease of scalability
- Manufacturing flexibility
- Easy servicing capability
- Adaptable to multiple models

Sets Foundation for Future Vehicles

2 Differentiated In-House Propulsion Technology



- High battery pack gravimetric energy density (185 Wh/kg)
  - State-of-the-art cell-to-pack tech to cell-to-pack technology
  - 142 kWh battery pack size (one of the largest in the industry)
- A leading electric drive system (3.8 kW/kg power-to-weight ratio for rear drive unit)
- Patented motor and inverter technology

Yields Uncompromising Power & Range

3 Uncompromising Driving & Passenger Experience



- Superior hardware & software supported by in-house OS
- Voice first user experience
- Adaptive learning through AI
- 100"+ of screens, including 27" rear screen
- 60-degrees rear seat recline
- Equipped with full 360° sensor coverage to support ADAS features when released

Enables Unprecedented "TechLuxury" Ecosystem

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

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The FF 91 Will Set the Foundation for our Future Vehicles and Start to Unlock a $300bn+ TAM

Vehicle







>60% Parts Commonality

Vehicle	FF 91 Futurist	FF 91	FF 81 Futurist	FF 81	FF 71 Futurist	FF 71
Segment	E/F Segment		D/E Segment		C/D Segment	
Target Pricing[1]	From $180,000	From $120,000	From $95,000	From $74,000	From $75,000	From $45,000
Competitive Set	• MB Maybach • Bentley Bentayga • Lamborghini Urus • Ferrari Purosangue	• MB S-Class • Porsche Taycan • Audi E8 e-tron • MB G/GL/GLS • BMW 7 Series • Lucid Air	• Tesla Model S/X • BMW X5 • Range Rover Sport • Land Rover Discovery	• BMW 5-Series • NIO ES8/ES6 • MB E-Class • Rivian R1S • Jaguar J-Pace	• Porsche Macan • BMW 3-Series • BMW X3 • MB GLC • Jaguar I-Pace • Range Rover Velar	• Tesla Model 3/Y • MB C-Class • MB EQC
2025 Global Vehicle TAM[2]	~$53.0bn		~$93.0bn		~$170.6bn	

~$300bn+ Total Addressable Market ("TAM") by 2025

Source: Q1-2022 LMC forecasts.
Note: FF 91 Futurist Alliance Limited Edition vehicles will be priced at $250,000.
(1) Target pricing as per 2021 10-K; specific pricing will be refined and finalized closer to the start of delivery for each vehicle.
(2) 2025 Global Vehicle TAM calculated based on LMC Automotive global production forecasts for vehicles listed within each competitive set multiplied by the median target pricing per FF vehicle series.

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Supported by a Hybrid Asset-Light Manufacturing Strategy

	Self-Run Manufacturing Facility for FF 91 Hanford, CA, USA	Contract Manufacturing for FF 81 series Gunsan, South Korea	China production and FF China headquarters Location in China TBD
			
Factory opening	Pilot Lines Operational / July 2022 Opening (expected)	2024 Launch (expected)	2025+ (expected)
Total factory capacity	~10,000 vehicles per year (expected)	Capacity reserved for target FF 81 volumes	Targeting China FF 81 and FF 71 demand
Models produced	FF 91 	FF 81 	**TBD**
Key highlights	➢ 1.1 million square-feet manufacturing facility (long term lease) ➢ Renovated an existing facility which reduced cost and lead time ➢ Extensive use of virtual manufacturing capabilities to validate operations ➢ In-house pre-production validation ensures a smooth production ramp-up	➢ Signed agreement in February 2022 with Myoung Shin for manufacture of future vehicles ➢ Production to be launched in former GM plant with limited upfront investment from FF ➢ Leverages ramp experience from FF 91 ➢ Benefits from advantaged tariff position of South Korea for exports to key target markets	➢ Studying various options for local Chinese production ➢ Opportunities for reduction in costs and supply chain complexity and lead times ➢ Opportunity for more rapid and extensive product customization for local market

Low Volume in-house manufacturing ideal for controlling production processes to ensure quality and stability

High volume minimal investment contract manufacturing strategy for mass production models

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Manufacturing Update | FF 91 Coming to Life as Hanford Nears Completion

- Pre-production vehicle builds underway at Hanford for final engineering validation and certification ahead of deliveries
- 90% of production equipment has been delivered to Hanford
- On-track to begin deliveries in Q3 2022

Why Self-Production at Hanford is Core to Our Strategy

- ☑ Allows for quality control over first model; critical for long-term value proposition
- ☑ Low-volume manufacturing allows for production flexibility and increased quality control of FF 91 – essential at target price point
- ☑ Provides platform to test and validate core vehicle IP
- ☑ Learnings set foundation for future models








ROTARY

Hanford Facility Producing Production-Intent Vehicles <u>Today</u> – Scaled Production in Sight

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11 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL W W W . F F . C O M